                          GENERAL MOTORS CORPORATION


                                   FORM 8-K

                                CURRENT REPORT

                        DATE OF REPORT - MARCH 3, 1995

                         FILED PURSUANT TO SECTION 13

                                    OF THE

                       SECURITIES EXCHANGE ACT OF 1934

                      SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549-1004



                                   FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                     THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report
(Date of earliest event reported)  March 3, 1995
                                   -------------


                          GENERAL MOTORS CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     STATE OF DELAWARE                  1-143                   38-0572515
- ----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S Employer
 of incorporation)                                           Identification No.)


   767 Fifth Avenue, New York, New York                          10153-0075
3044 West Grand Boulevard, Detroit, Michigan                     48202-3091
- --------------------------------------------                     ----------
  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code            (313)-556-5000
                                                              --------------

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

        Exhibit 10(g) Agreement made as of March 3, 1995, By and Between
                      General Motors Corporation and The Pension Benefit Guaranty Corporation

                10(h) Registration Rights Agreement By and Between General
                      Motors Corporation and United States Trust Company of New York as Trustee of the General Motors Hourly-Rate Employees Pension Plan



                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GENERAL MOTORS CORPORATION
                                                --------------------------
                                                       (Registrant)



Date   March 17, 1995                           By
       --------------
                                                s/Wallace W. Creek
                                                -------------------------------
                                                (Wallace W. Creek, Comptroller)